EXHIBIT 1
JOINT FILING AGREEMENT
In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A common stock, par value $0.01 per share, of Interactive Brokers Group, Inc., a Delaware corporation, and that this Agreement may be included as an exhibit to such joint filing. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.
IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 10th day of July, 2009.

TCV VI, L.P.
By:	/s/ Carla S. Newell
	Name:	Carla S. Newell
Its: Authorized Signatory

TCV VII, L.P.
By:	/s/ Carla S. Newell
	Name:	Carla S. Newell
Its: Authorized Signatory

TCV VII (A), L.P.
By:	/s/ Carla S. Newell
	Name:	Carla S. Newell
Its: Authorized Signatory

TCV MEMBER FUND, L.P.
By:	/s/ Carla S. Newell
	Name:	Carla S. Newell
Its: Authorized Signatory

TECHNOLOGY CROSSOVER MANAGEMENT VI, L.L.C.
By:	/s/ Carla S. Newell
	Name:	Carla S. Newell
Its: Authorized Signatory

TECHNOLOGY CROSSOVER MANAGEMENT VII, L.P.
By:	/s/ Carla S. Newell
	Name:	Carla S. Newell
Its: Authorized Signatory

TECHNOLOGY CROSSOVER MANAGEMENT VII, LTD.
By:	/s/ Carla S. Newell
	Name:	Carla S. Newell
Its: Authorized Signatory

JAY C. HOAG
By:	/s/ Carla S. Newell
	Name:	Carla S. Newell
Its: Authorized Signatory

RICHARD H. KIMBALL
By:	/s/ Carla S. Newell
	Name:	Carla S. Newell
Its: Authorized Signatory

JOHN L. DREW

By:	/s/ Carla S. Newell
	Name:	Carla S. Newell
Its: Authorized Signatory

JON Q. REYNOLDS, JR.
By:	/s/ Carla S. Newell
	Name:	Carla S. Newell
Its: Authorized Signatory

WILLIAM J.G. GRIFFITH IV
By:	/s/ Carla S. Newell
	Name:	Carla S. Newell
Its: Authorized Signatory

ROBERT W. TRUDEAU
By:	/s/ Carla S. Newell
	Name:	Carla S. Newell
Its: Authorized Signatory

CHRISTOPHER P. MARSHALL
By:	/s/ Carla S. Newell
	Name:	Carla S. Newell
Its: Authorized Signatory